UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported):  January 27, 2021
 ZOVIO INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1811 E. Northrop Blvd, Chandler, AZ 85286
(Address of Principal Executive Offices, including zip code)

 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2021, the Board of Directors of Zovio Inc (the “Company”) approved an amendment (the “Amendment”) to the Company’s Third Amended and Restated Bylaws (the “Bylaws”) to amend Article X - Exclusive Forums to, among other things, provide that unless the Company consents in writing to the selection of an alternative forum, (a) the Court of Chancery in the State of Delaware shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director or officer or other employee of the Company to the Company or the stockholders of the Company, (iii) any action or proceeding asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the General Corporation Law of the State of Delaware or the certificate of incorporation or the Bylaws (as each may be amended or restated from time to time), or (iv) any action or proceeding asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine, and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The Amendment is attached hereto as Exhibit 3.1 and is hereby incorporated by reference into this Item 5.03. The foregoing summary description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
3.1	Amendment No. 1 to the Third Amended and Restated Bylaws of Zovio Inc.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOVIO INC

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Date: January 28, 2021		Title: Executive Vice President, Secretary and General Counsel